Share-Based Compensation (Tables)	12 Months Ended
Dec. 31, 2012
Carrying Value of Redeemable Equity Units

The following table presents changes in the carrying value of redeemable equity units (in millions):

Balance at December 31, 2011	$53.9	$50.0
Reclassifications from permanent equity, net	4.1	6.8
Reclassifications to accrued expenses upon notification of redemption	(16.6)	(2.9)

Balance at December 31, 2012	$41.4	$53.9